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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                              --------------------

       Date of Report (Date of earliest event reported): February 18, 2005
                                                         ----------------

                        GYRODYNE COMPANY OF AMERICA, INC.
                        ---------------------------------
             (Exact name of Registrant as Specified in its Charter)

         New York                     000-01684              11-1688021
         --------                     ---------          -----------------
(State or Other Jurisdiction of    (Commission File      (I.R.S. Employer
 Incorporation)                     Number)               Identification No.)


                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
                            -------------------------
                         (Address of principal executive
                               offices) (Zip Code)

                                 (631) 584-5400
                                 --------------
                         Registrant's telephone number,
                               including area code

                                       N/A
                             ----------------------
          (Former name or former address, if changed since last report)

                 Check the appropriate box below if the Form 8-K
                filing is intended to simultaneously satisfy the
              filing obligation of the registrant under any of the
           following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act
                               (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                              (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
                       Exchange Act (17 CFR 240.13e-4(c))




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ITEM 8.01. OTHER EVENTS.

The Company issued the press release attached hereto as Exhibit 99.1 in response to the 13-D/A filing on February 9, 2005 by Kellogg Capital Group, LLC, Everest Special Situations Fund and certain of their respective affiliates, and the 13-D filing on February 14, 2005 by Phillip Goldstein and Andrew Dakos.

Item 9.01   Financial Statements and Exhibits

         (a)      Exhibits

         Exhibit No.      Exhibit
         -----------      -------

               99.1       Press Release




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            GYRODYNE COMPANY OF AMERICA, INC.


                           By: /s/ Stephen V. Maroney
                              -------------------------------------------------
                               Stephen V. Maroney
                               President, Chief Executive Officer and
                               Treasurer

Date: February 18, 2005